Exhibit 99.3

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of ProShares Short Euro and ProShares UltraShort Australian Dollar of our reports dated July 18, 2022, relating to the financial statements, which appear in ProShares Short Euro and ProShares UltraShort Australian Dollar’s Current Report on Form 8-K dated September 7, 2022. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

September 7, 2022